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                                SAKS INCORPORATED

                              9 7/8% Notes Due 2011

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                 October 4, 2001

Salomon Smith Barney Inc.
Banc of America Securities LLC
Banc One Capital Markets, Inc.
BNY Capital Markets, Inc.
First Union Securities, Inc.
Fleet Securities, Inc.
   as Dealer Managers

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          Saks Incorporated, a Tennessee corporation (the "Company"), proposes to issue its 9 7/8% Notes Due 2011 (the "New Notes"), which New Notes are guaranteed by the subsidiaries of the Company named in Schedule A hereto (the "Guarantors," and together with the Company, the "Issuers") as part of an exchange offer (the "Initial Exchange Offer") for its outstanding 7% Notes Due 2004 and 7 1/4% Notes Due 2004 (collectively, the "Old Notes"), upon the terms set forth in a Dealer Manager Agreement (the "Dealer Manager Agreement") dated as of August 30, 2001, among the Company, the Guarantors and you as the dealer managers (the "Dealer Managers"), relating to the Initial Exchange Offer. The New Notes are to be issued under an indenture (the "Indenture") dated as of October 4, 2001, among the Company, the Guarantors and Bank One Trust Company, National Association, as trustee (the "Trustee"). To induce the Dealer Managers to enter into the Dealer Manager Agreement and to satisfy a condition of your obligations thereunder, the Issuers, jointly and severally, agree with you for your benefit and the benefit of the holders (each a "Holder" and, together, the "Holders") from time to time of the New Notes or the Exchange Notes (as hereinafter defined), as follows:

          1. Definitions. Capitalized terms used herein without definition shall
             -----------
have their respective meanings set forth in the Dealer Manager Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Additional Interest" shall have the meaning set forth in Section 5 hereto.

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          "Affiliate" of any specified person shall mean any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City, New York.

          "Commission" shall mean the Securities and Exchange Commission.

          "Dealer Manager" shall have the meaning set forth in the preamble hereto.

          "Dealer Manager Agreement" shall have the meaning set forth in the preamble hereto.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer Registration Period" shall mean the one-year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" shall mean a registration statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Notes" shall mean debt securities of the Company, guaranteed by the Guarantors, identical in all material respects to the New Notes (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Exchange Notes Indenture.

          "Exchange Notes Indenture" shall mean an indenture among the Company, the Guarantors and the Exchange Notes Trustee, identical in all material respects to the Indenture (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) entered into in connection with the issuance of the Exchange Notes.

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          "Exchange Notes Trustee" shall mean a bank or trust company reasonably satisfactory to the Dealer Manager, as trustee with respect to the Exchange
Notes under the Exchange Notes Indenture.

          "Exchanging Dealer" shall mean any Holder (which may include any Dealer Manager) that is a Broker-Dealer and elects to exchange for Exchange Notes any New Notes that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for Exchange Notes.

          "Expiration Date" shall have the meaning set forth in Section 2(c)(ii) hereto.

          "Fee" shall have the meaning set forth in the Dealer Manager
Agreement.

          "Holder" shall have the meaning set forth in the preamble hereto.

          "Indenture" shall have the meaning set forth in the preamble hereto.

          "Initial Exchange Offer" shall have the meaning set forth in the preamble hereto.

          "Losses" shall have the meaning set forth in Section 7(d) hereof.

          "Majority Holders" shall mean, on any date, the Holders of a majority of the aggregate principal amount of the New Notes registered or to be registered under a Registration Statement.

          "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer any underwritten offering.

          "New Notes" shall have the meaning set forth in the preamble hereto.

          "Old Notes" shall have the meaning set forth in the preamble hereto.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the New Notes or the Exchange Notes covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

          "Registered Exchange Offer" shall mean the proposed offer of the Issuers to issue and deliver to the Holders of the New Notes that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the New Notes, a like aggregate principal amount of the Exchange Notes.

          "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the New Notes or the Exchange Notes pursuant to the provisions of this Agreement, any amendments and supplements to such

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registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

          "Settlement Date" shall mean the date on which the Initial Exchange Offer has been consummated.

          "Shelf Registration" shall mean a registration under the Act effected pursuant to Section 3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the New Notes, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including (i) post-effective amendments and (ii) any "shelf" registration statement filed prior to the date of this Agreement under which the Company may register resales of the New Notes, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" shall have the meaning set forth in the preamble hereto.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "underwriter" shall mean any underwriter of New Notes in connection with an offering thereof under a Shelf Registration Statement.

          2. Registered Exchange Offer. (a) The Issuers shall prepare and, not
             -------------------------
later than 90 days following the Settlement Date (or if such 90th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuers shall use their best efforts to (i) cause the Exchange Offer Registration Statement to become effective under the Act within 180 days of the Settlement Date (or if such 180th day is not a Business Day, the next succeeding Business Day) and (ii) consummate the Registered Exchange Offer within 210 days of the Settlement Date (or if such 210/th/ day is not a Business Day, the next succeeding Business Day).

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange New Notes for Exchange Notes (provided that such Holder is not an Affiliate of any of the Issuers, acquires the Exchange Notes in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution of the Exchange Notes and is not prohibited by any law, rule or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

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          (c)  In connection with the Registered Exchange Offer, the Issuers shall:

               (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (ii) keep the Registered Exchange Offer open for not less than 20 Business Days and not more than 30 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law) (the "Expiration Date");

               (iii) use their best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act to ensure that it is available for sales of Exchange Notes by Exchanging Dealers during the Exchange Offer Registration Period;

               (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, the Exchange Notes Trustee or an Affiliate of either of them;

               (v) permit Holders to withdraw tendered New Notes at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

               (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuers are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub.
                                   ----------------------------------
     avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5,
                              ---------------------------
     1991), and (B) including a representation that the Issuers have not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Registered Exchange Offer and that, to the best of the Issuers' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Exchange Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; and

               (vii)  comply in all respects with all applicable laws.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

               (i) accept for exchange all New Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

               (ii)   deliver to the Trustee for cancellation in accordance with
     Section 4(t) all New Notes so accepted for exchange; and

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               (iii) cause the Exchange Notes Trustee promptly to authenticate and deliver to each Holder of New Notes a principal amount of Exchange Notes equal to the principal amount of the New Notes of such Holder so accepted for exchange.

          (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Notes (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital
---------------------------                                 -------------
Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the
--------------------
Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters, and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, and any secondary resale transactions by such Holder must be covered by an effective registration statement containing the selling security holder and plan of distribution information required by Item 507 or 508, as applicable, of the Commission's Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for New Notes acquired by such Holder directly from any of the Issuers or one of their respective Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

               (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of such Holder's business;

               (ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the New Notes or the Exchange Notes within the meaning of the Act; and

               (iii) such Holder is not an Affiliate of any of the Issuers.

          3. Shelf Registration. (a) If (i) due to any change in law or
             ------------------
applicable interpretations thereof by the Commission's staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; or
(ii) for any other reason the Registered Exchange Offer is not consummated within 210 days of the Settlement Date; or (iii) any Holder is not eligible to participate in the Registered Exchange Offer, the Issuers shall effect a Shelf Registration Statement in accordance with subsection (b) below.

          (b) (i) The Issuers shall as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 3), file with the Commission and thereafter shall use their best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the New Notes by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder shall be entitled to have the New Notes held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further that with respect to a Shelf Registration Statement required pursuant to clause (ii) of Section 3(a), the consummation of a Registered Exchange Offer shall

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relieve the Issuers of their obligations under this Section 3(b) but only in respect of their obligations under such clause (ii) of Section 3(a).

               (ii) The Issuers shall use their best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the New Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Issuers shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of New Notes covered thereby not being able to offer and sell such New Notes during that period, unless (A) such action is required by applicable law or (B) such action is taken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers' obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Issuers promptly thereafter comply with the requirements of Section 4(k) hereof, if applicable.

               (iii) The Issuers shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of a Prospectus contained therein, in the light of the circumstances under which they were made) not misleading.

          4. Additional Registration Procedures. In connection with any Shelf
             ----------------------------------
Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

          (a)  The Issuers shall:

               (i) furnish to you, at a reasonable time prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

               (ii) include the information, substantially in the form set forth in Annex A hereto, on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex C hereto in the

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     underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer; and

               (iii) in the case of a Shelf Registration Statement, include the information regarding the Holders that propose to sell New Notes pursuant to the Shelf Registration Statement as selling security holders.

          (b)  The Issuers shall ensure that:

               (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

               (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Issuers shall advise you, the Holders of New Notes or Exchange Notes, as the case may be, covered by any Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Issuers a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

               (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for any amendment or supplement to a Registration Statement or the Prospectus or for additional information;

               (iii) of any Issuer's knowledge of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose;

               (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the securities included in any Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (v) of the happening of any event that requires any change in a Registration Statement or the Prospectus so that, as of such date, the statements therein do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

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          Upon receiving notice of the occurrence of any of the events listed in this Section 4(c), each Holder will, upon request by the Company in writing, immediately discontinue disposition of New Notes or Exchange Notes pursuant to a Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus contemplated by Section 4(k) or until it is advised in writing by the Issuers that use of the applicable Prospectus may resume, and, if so directed by the Issuers, such Holder will deliver to the Company (at the Issuers' expense) all copies in such Holder's possession, other than permanent file copies, of the Prospectus covering such New Notes or Exchange Notes that was current at the time of receipt of such notice.

          (d) The Issuers shall use their best efforts to prevent the issuance and, if issued, to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction.

          (e) The Issuers shall promptly furnish to each Holder of New Notes covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (f) The Issuers shall, during the Shelf Registration Period, promptly deliver to you and to each Holder, and any sales or placement agents or underwriters acting on behalf of such Holder of New Notes covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the New Notes covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (g) The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (h) The Issuers shall promptly deliver to you and to each Holder, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by you, any Holder, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

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          (i) Prior to the Registered Exchange Offer or any other offering of
New Notes or Exchange Notes, as the case may be, pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the New Notes or the Exchange Notes, as the case may be, for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Issuers be obligated to (i) qualify to do business or as a broker or dealer of securities in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to service of process in suits, other than those arising out of the Initial Exchange Offer, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject or (iii) subject itself to taxation in any jurisdiction if it is not already so subject.

          (j) The Issuers shall cooperate with the Holders of New Notes or Exchange Notes, as the case may be, to facilitate the timely preparation and delivery of certificates representing New Notes or Exchange Notes to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

          (k) Upon the occurrence of any event contemplated by subsections (ii) through (v) of Section 4(c) hereof, the Issuers shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the persons entitled to the delivery thereof pursuant to Section 4(c) hereof, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) hereof to and including the date the persons entitled to the delivery thereof pursuant to Section 4(c) hereof shall have received such amended or supplemented Prospectus pursuant to this Section.

          (l) (A) Not later than the effective date of an Exchange Offer Registration Statement, the Issuers shall provide a CUSIP number for the Exchange Notes registered under such Exchange Offer Registration Statement and provide the Exchange Notes Trustee with printed certificates for such Exchange Notes, free of any restrictive legends, in a form eligible for deposit with The Depository Trust Company ("DTC") and (B) on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter, the Issuers shall use their best efforts to cause DTC to remove (1) from any existing CUSIP number assigned to the New Notes any designation indicating that the New Notes are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Exhibit A hereto and (2) any other stop or restriction on DTC's system with respect to the New Notes. In the event the Issuers are unable to cause DTC to take the actions described in the immediately preceding sentence, the Issuers shall take such

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

actions as the Majority Holders may reasonably request to provide, as soon as practicable, a CUSIP number for the New Notes registered under the Shelf Registration Statement and to cause the CUSIP number to be assigned to the New Notes or Exchange Notes, as the case may be (or to the maximum aggregate principal amount of the New Notes or Exchange Notes, as the case may be, to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 4(l)(B), the Company shall provide the Trustee with printed certificates for such New Notes in a form eligible for deposit with DTC.

          (m) The Issuers shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

          (n) The Issuers shall cause the Indenture or the Exchange Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

          (o) The Issuers may require each Holder of New Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such New Notes as the Issuers may from time to time reasonably require for inclusion in such Shelf Registration Statement. The Issuers may exclude from such Shelf Registration Statement the New Notes of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (p) The Issuers shall, if requested, use their best efforts to incorporate promptly in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as a Holder may reasonably provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's New Notes and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably possible after receipt of notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (q) In the case of any Shelf Registration Statement, the Issuers shall enter into such agreements and take all other reasonable and appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the New Notes or Exchange Notes, as the case may be, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 7).

          (r) In the case of any Shelf Registration Statement, the Issuers shall:

              (i) make reasonably available for inspection by the selling Holders of New Notes to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the selling Holders or any such underwriter, all relevant financial and

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     other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the selling Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and without any action or omission by any selling Holder in violation of this subsection (i);

              (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the selling Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the selling Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and without any action or omission by any selling Holder in violation of this subsection (ii);

              (iii) make such representations and warranties to the Holders of New Notes registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Dealer Manager Agreement;

              (iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

              (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired directly or indirectly by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of New Notes registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

              (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in the foregoing subclauses (iii), (iv), (v) and (vi) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, the Issuers shall:

               (i) make reasonably available for inspection by you, and any attorney, accountant or other agent retained by you, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by you or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and without any action or omission by any selling Holder in violation of this subsection
     (i);

               (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by you or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by you or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and without any action or omission by any selling Holder in violation of this subsection (ii);

               (iii) make such representations and warranties to you, in form, substance and scope as are customarily made by the Issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Dealer Manager Agreement;

               (iv) obtain opinions of counsel to the Issuers (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to you and your counsel) and updates thereof, addressed to you, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by you or your counsel;

               (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired directly or indirectly by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to you, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by you or your counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by you or your counsel; and

               (vi) deliver such documents and certificates as may be reasonably requested by you or your counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The actions set forth in the foregoing subclauses (iii), (iv), (v) and (vi) shall be performed at (A) the close of the Registered Exchange Offer and (B) the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          (t) If a Registered Exchange Offer is to be consummated, upon delivery of the New Notes by Holders to the Issuers (or to such other person as directed by the Issuers) in exchange for the Exchange Notes, the Issuers shall mark, or cause to be marked, on the New Notes so exchanged that such New Notes are being canceled in exchange for the Exchange Notes. In no event shall the New Notes be marked as paid or otherwise satisfied.

          (u) The Issuers shall use their best efforts to cause the securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by the Majority Holders or by any Managing Underwriters.

          (v) In the case of any Shelf Registration Statement, if any Broker-Dealer shall underwrite any New Notes or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such New Notes or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

               (i) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of such Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such New Notes;

               (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof; and

               (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules or By-Laws.

     (w) The Issuers shall use their best efforts to take all other steps necessary to effect the registration of New Notes or Exchange Notes, as the case may be, covered by a Registration Statement.

     5. Additional Interest
        -------------------

     (a) The parties hereto acknowledge that the Holders of New Notes or Exchange Notes, as the case may be, will suffer damages if the Issuers fail to perform their obligations under Section 2 or 3 hereof and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that:

         (i) the Exchange Offer Registration Statement has not been filed on or prior to the 90th day following the Settlement Date;

         (ii) the Exchange Offer Registration Statement has not been declared effective on or prior to the 180th day following the Settlement Date;

         (iii) neither the Exchange Offer has been completed nor the Shelf Registration Statement has been declared effective on or prior to the 210th day following the Settlement Date; or

         (iv) after either the Exchange Offer Registration Statement or Shelf Registration Statement has been declared effective, such Registration Statement ceases to be effective or usable in connection with the Registered Exchange Offer or resales of the New Notes during a period in which it is required to be effective hereunder without being succeeded immediately by any additional Registration Statement or post-effective amendment covering the New Notes or the Exchange Notes, as the case may be, which has been filed and declared effective;

(each such event referred to in the foregoing clauses (i) through (iv), a "Registration Default"), then additional interest ("Additional Interest") will accrue on the principal amount of the New Notes and the Exchange Notes, respectively (in addition to the stated interest on the New Notes and the Exchange Notes), from and including the date on which any Registration Default first occurs and while any such Registration Default has occurred and is continuing, to but excluding the date on which all filings, declarations of effectiveness and consummations, as the case may be, have been achieved which, if achieved on a timely basis, would have prevented the occurrence of all of the then existing Registration Defaults. Additional Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following such first occurrence of a Registration Default and while any such Registration Default has occurred and is continuing, and shall increase by 0.25% per annum at the end of each subsequent 90-day period up to a maximum of 0.50% per annum with respect to all Registration Defaults, until the date on which all of the filings, declarations of effectiveness and consummations referred to in the preceding sentence have been achieved, on which date the interest rate on the New Notes and the Exchange Notes, respectively, will revert to the interest rate originally borne by such notes.

          (b) The Issuers shall notify the Trustee or the Exchange Notes Trustee, as applicable, immediately upon their knowledge the happening of each and every Registration Default. The Issuers shall pay the Additional Interest due on the New Notes or Exchange Notes, as the case may be, by depositing with the Trustee or the Exchange Notes Trustee, as applicable (which in either case shall not be any of the Issuers for these purposes), in trust, for the benefit of the Holders thereof, prior to 11:00 A.M. on the next interest payment date specified in the Indenture or the Exchange Notes Indenture, as applicable, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture or the Exchange Notes Indenture, as applicable, to the record holders entitled to receive the interest payment to be made on such date.

          (c) The parties hereto agree that the Additional Interest provided for in this Section 5 constitutes a reasonable estimate of the damages that will be suffered by Holders of New Notes or Exchange Notes by reason of the happening of any Registration Default.

          (d) All of the Issuers' obligations set forth in this Section 5 shall survive the termination of this Agreement.

          6.  Registration Expenses. The Issuers shall, jointly and severally,
              ---------------------
bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in connection with any Shelf Registration Statement, shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Dealer Manager for the reasonable fees and disbursements of counsel acting in connection therewith.

          7.  Indemnification and Contribution. (a) The Issuers, jointly and
              --------------------------------
severally, agree to indemnify and hold harmless each Holder of New Notes or Exchange Notes, as the case maybe, covered by any Registration Statement (including each Dealer Manager and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls you or any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which any of the foregoing may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement shall be in addition to any liability which the Issuers may otherwise have.

         The Issuers, jointly and severally, also agree to indemnify as provided in this Section 7(a) or contribute as provided in Section 7(d) hereof to Losses of each underwriter of New Notes or Exchange Notes, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
Section 4(p) hereof.

         (b) Each Holder of securities covered by a Registration Statement (including each Dealer Manager and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), severally and not jointly, agrees to indemnify and hold harmless the Issuers, and each of their respective directors and officers who signs such Registration Statement and each person who controls the Issuers within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity in Section 7(a) from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 7 or notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Exchange Offer and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Dealer Manager or any Holder of any New Note or Exchange Note be responsible, in the aggregate, for any amount in excess of the Fee applicable to such New Note, or in the case of an Exchange Note, applicable to the New Note that was exchangeable into such Exchange Note, in connection with the Initial Exchange Offer as set forth in the Dealer Manger Agreement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the New Notes or Exchange Notes, as the case may be, purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to (x) the aggregate principal amount of Old Notes exchanged in the Initial Exchange Offer (before deducting expenses), plus (y) the total amount of Additional Interest which the
                     ----
Company was not required to pay as a result of registering the New Notes or Exchange Notes covered by the Registration Statement which resulted in such Losses, minus (z) the aggregate amount of Fees paid by the Company in connection with the Initial Exchange Offer under the Dealer Manager Agreement. Benefits received by the Dealer Managers shall be deemed to be equal to the aggregate amount of Fees received by the Dealer Managers in connection with the Initial Exchange Offer under the Dealer Manager Agreement, and benefits received by any Holders shall be deemed to be equal to the value of receiving New Notes or Exchange Notes, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuers within the meaning of either the Act or the Exchange Act, each officer of the Issuers who shall have signed the Registration Statement and each director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or any Issuer or any of the officers, directors or controlling persons referred to in this Section 7, and shall survive the sale by a Holder of securities covered by a Registration Statement.

         8.  Underwritten Registrations. (a) If any of the New Notes covered by
             --------------------------
any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

         (b) No Holder may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Holder (i) agrees to sell such Holder's New Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.  No Inconsistent Agreements. None of the Issuers has, as of the date
             --------------------------
hereof, entered into, nor shall any of the Issuers, on or after the date hereof, enter into, any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

         10. Amendments and Waivers. The provisions of this Agreement, including
             ----------------------
the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, the Holders of a majority in the aggregate principal amount of the Exchange Notes); provided that, with respect to any matter that directly or indirectly affects the rights of any Dealer Manager hereunder, the Issuers shall obtain the written consent of each such Dealer Manager against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may alternatively be given by the Majority Holders of the New Notes or Exchange Notes, as the case may be, being sold rather than registered under such Registration Statement.

         11. Notices. All notices and other communications provided for or
             -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

         (a) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to you;

         (b) if to you, initially at the address set forth in the Dealer Manager Agreement; and

         (c) if to the Issuers, initially at the Company's address set forth in the Dealer Manager Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         Each party hereto by notice to the other parties may designate additional or different addresses of such party for subsequent notices or communications.

         12. Successors. This Agreement shall inure to the benefit of and be
             ----------
binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of New Notes and Exchange Notes. The Issuers hereby agree to extend the benefits of this Agreement to any Holder of New Notes and Exchange Notes, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto. Each Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Issuers of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

         13. Counterparts. This Agreement may be in signed counterparts, each of
             ------------
which shall be deemed an original and all of which together shall constitute one and the same agreement.

         14. Headings. The headings used herein are for convenience only and
             --------
shall not affect the construction hereof.

         15. Applicable Law. This Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         16. Severability. In the event that any one or more of the provisions
             ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         17. Securities Held by the Issuers, etc. Whenever the consent or
             ------------------------------------
approval of Holders of a specified percentage of principal amount of New Notes or Exchange Notes is required hereunder, New Notes or Exchange Notes, as applicable, held by any of the Issuers or any of their Affiliates (other than subsequent Holders of New Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such New Notes or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuers and the Dealer Managers.

                                     Very truly yours,

                                     Saks Incorporated


                                     By /s/ Scott A. Honnold
                                        -----------------------------
                                        Name:  Scott A. Honnold
                                        Title: Vice President

                                     Carson Pirie Holdings, Inc.

                                     By /s/ Charles J. Hansen
                                        -----------------------------
                                        Name:  Charles J. Hansen
                                        Title: Senior Vice President

                                     Herberger's Department Stores, LLC

                                     By /s/ Charles J. Hansen
                                        -----------------------------
                                        Name:  Charles J. Hansen
                                        Title: Senior Vice President

                                     Jackson Leasing LLC

                                     By /s/ Charles J. Hansen
                                        -----------------------------
                                        Name:  Charles J. Hansen
                                        Title: Senior Vice President

                                     McRae's of Alabama, Inc.

                                     By /s/ Charles J. Hansen
                                        -----------------------------
                                        Name:  Charles J. Hansen
                                        Title: Senior Vice President

                                     McRae's Stores Services, Inc.

                                     By /s/ Charles J. Hansen
                                        -----------------------------
                                        Name:  Charles J. Hansen
                                        Title: Senior Vice President

                                 McRae's Inc. (for itself and as partner of
                                  McRae's Stores Partnership)

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 McRIL, LLC

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 New York City Saks, LLC

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 Parisian, Inc. (for itself and as Managing
                                  Partner of PMIN General Partnership)

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 Saks & Company

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 Saks Direct, Inc.

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 Saks Distribution Centers, Inc.

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen
                                    Title: Senior Vice President

                                 Saks Fifth Avenue Distribution Company

                                 By /s/ Charles J. Hansen
                                        -----------------------------
                                    Name:  Charles J. Hansen

                                           Title: Senior Vice President

                                        Saks Fifth Avenue of Texas, Inc.

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President

                                        Saks Fifth Avenue of Texas, L.P.

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President

                                        Saks Fifth Avenue, Inc.

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President

                                        Saks Holdings, Inc.

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President

                                        Saks Shipping Company, Inc.

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President

                                        SCCA Store Holdings, Inc.

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President


                                        SCCA, LLC

                                        By /s/ Charles J. Hansen
                                           ------------------------------
                                           Name:  Charles J. Hansen
                                           Title: Senior Vice President

                                            SCIL, LLC

                                            By /s/ Charles J. Hansen
                                               ----------------------------
                                               Name:  Charles J. Hansen
                                               Title: Senior Vice President

                                            SFAILA, LLC

                                            By /s/ Charles J. Hansen
                                               ----------------------------
                                               Name:  Charles J. Hansen
                                               Title: Senior Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

By: Salomon Smith Barney Inc.
    as Dealer Manager

By  /s/ Steven Beeton
    ---------------------------------
    Name:  Steven Beeton
    Title: Director

By: Banc of America Securities LLC
    as Dealer Manager

By  /s/ Andrew Karp
    ---------------------------------
    Name:  Andrew Karp
    Title: Managing Director

By: Banc One Capital Markets, Inc.
    as Dealer Manager

By  /s/ Thomas J. McGrath
    ---------------------------------
    Name:  Thomas J. McGrath
    Title: Managing Director

By: BNY Capital Markets, Inc.
    as Dealer Manager

By  /s/ Philip M. Benedict
    ---------------------------------
    Name:  Philip M. Benedict
    Title: Vice President

By: First Union Securities, Inc.
    as Dealer Manager

By  /s/ Eric Cloyd
    ---------------------------------
    Name:  Eric Cloyd
    Title: Managing Director

By: Fleet Securities, Inc.
    as Dealer Manager

By  /s/ John Berman
    ---------------------------------
    Name:  John Berman
    Title: Managing Director

                                                                      SCHEDULE A

                                   GUARANTORS

Carson Pirie Holdings, Inc.
Herberger's Department Stores, LLC
Jackson Leasing LLC
McRae's of Alabama, Inc.
McRae's Stores Services, Inc.
McRae's Inc. (for itself and as partner of McRae's Stores Partnership)
McRIL, LLC
New York City Saks, LLC
Parisian, Inc. (for itself and as Managing Partner of PMIN General Partnership) Saks & Company
Saks Direct, Inc.
Saks Distribution Centers, Inc.
Saks Fifth Avenue Distribution Company
Saks Fifth Avenue of Texas, Inc.
Saks Fifth Avenue of Texas, L.P.
Saks Fifth Avenue, Inc.
Saks Holdings, Inc.
Saks Shipping Company, Inc.
SCCA Store Holdings, Inc.
SCCA, LLC
SCIL, LLC
SFAILA, LLC

                                                                         ANNEX A

          Each Broker-Dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Notes received in exchange for New Notes where such New Notes were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, they will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each Broker-Dealer that receives Exchange Notes for its own account in exchange for New Notes, where such New Notes were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

          Each Broker-Dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus (the "Prospectus") in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Notes received in exchange for New Notes where such New Notes were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, they will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until [__________, ____,] all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

          The Issuers will not receive any proceeds from any sale of Exchange Notes by Broker-Dealers. Exchange Notes received by Broker-Dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such Exchange Notes. Any Broker-Dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

          For a period of one year after the Expiration Date, the Issuers shall promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the holders of the New Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the New Notes (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

          [If applicable, add information required by Items 507 and 508 of Regulation S-K.]

                                                                         ANNEX D

Rider A
-------

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:      ________________________
                  Address:   ________________________
                             ________________________


Rider B
-------

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes. If the undersigned is a Broker-Dealer that will receive Exchange Notes for its own account in exchange for New Notes, it represents that the New Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                       EXHIBIT A

                 FORM OF LETTER TO BE PROVIDED BY THE COMPANY TO

                          THE DEPOSITORY TRUST COMPANY

The Depository Trust Company
7 Hanover Square, 23/rd/ Floor
New York, NY 10004

          Re:   9 7/8% Notes Due 2011 (the "Notes") of Saks Incorporated (the
"Issuer")

Ladies and Gentlemen:

          Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the Notes referenced above. Accordingly, there is no longer any restriction as to whom such Notes may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

          As always, please do not hesitate to call if we can be of further assistance.

                                                  Very truly yours,


                                                  Authorized Officer

                                       26